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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of Earliest Event Reported): June 9, 1997
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                               REXENE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         1-9988                                           75-2104131
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(Commission File Number)                    (I.R.S. Employer Identification No.)


5005 LBJ FREEWAY, DALLAS, TEXAS                                 75244
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(Address of Principal Executive Offices)                      (Zip Code)


                                 (972) 450-9000
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.     Other Events
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            On June 9, 1997, Rexene Corporation (the "Company") announced that it had entered into a merger agreement (the "Merger Agreement") with Huntsman

Corporation ("Huntsman") providing for the merger of a wholly-owned subsidiary of Huntsman with and into the Company (the "Merger"). In the Merger, each outstanding share of common stock, par value $.01 per share, of the Company,

other than shares to be cancelled pursuant to the Merger Agreement and

Dissenting Shares (as defined in the Merger Agreement) will be converted into the right to receive $16.00 per share.


            A copy of the press release issued by the Corporation announcing the execution of the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Statements
            and Exhibits
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            (c)   Exhibits

            99.1  Press release of Rexene Corporation dated June 9, 1997.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    REXENE CORPORATION

                                    By:   /s/ Bernard J. McNamee
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                                        Bernard J. McNamee
                                        Executive Vice President,
                                        Secretary and General Counsel


Date: June 18, 1997






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                                  EXHIBIT INDEX


Item No.

99.1              Press release of Rexene Corporation, dated June 9, 1997.









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